Exhibit 10.22B

THIRD AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This Third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C., a Colorado limited liability company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated December 1, 2005, as amended (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.

In paragraph 3 of the First Amendment to the Agreement, executed between the parties on October 3, 2006 (the “1st Amendment”) the parties agreed that CSG would provide *,*** Development Tiger Team Hours (“DTTH”) monthly *** * ******* *** ** *** ******* ****** ******** ******* for the calendar year 2007 *** *** ***** ******* *** ******** *** ******* ******* ($***,***.**) for the 2008 calendar year. The parties wish to amend the Development Tiger Team Hours as set forth below. As a result, Section 1.3 of Schedule F of the Agreement shall be amended to remove the prior Customer commitment for October through December 2007 and for the 2008 calendar year of *,*** hours under the 1st Amendment which shall be replaced by the following table and language for Development Tiger Team Hours:

“	****	***** *** *****		******* ***
	******* ******* ******** ****	*,***	$	***,***.**
	******* ******* ******** ****	*,***	$	***,***.**

** *** ***** ******** **** *** **** *** ****** ** ***** *** ***** *** ***** ***** ****** *** ***** ** *** ******** **** (*** “*********”), ******** ***** *** ** ******** *** ***** *** ** ******** ** ***** * ****** ** ********* ** *** ********* ** * ***** ** ****** *****. *******, ****** ******** ****** *** ****** ** ***** *** ***** ***** ****** *** ***** ** *** ******** ****, *** ***** ******* ******** *** ********** *********** ***** **** ***** ** * **** **: (*) $**.**** *** **** ** ****, *** (*) * **** ** $**.**** *** **** ** ****. ****** *** ********* *****, ******** ***** *** ** ******** *** ***** *** ** ******** ** ***** *** ****** ****** ** ***** ** * ***** ***** ** * ***** ** ****** *****’* *********. ”

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below (the “Effective Date”).

ECHOSTAR SATELLITE L.L.C. (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Chuck Knoctman	By:	/s/ Robert M. Scott
Name:	Chuck Knoctman	Name:	Robert M. Scott
Title:	N. V. P.	Title:	Chief Operating Officer
Date:	11/9/07	Date:	11/12/07

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES